SHARE EXCHANGE AGREEMENT
                            ------------------------

     THIS AGREEMENT, dated as of June 30, 2004, is between Axiom III, Inc., a Nevada corporation ("AXIOM III"), Northeast Nominee Trust, the majority shareholder of AXIOM III ("Northeast"), Axiom First Corporation, a Massachusetts corporation ("Axiom First"), and Northeast Nominee Trust as the sole shareholder of Axiom First (the"Sole Shareholder").

     WHEREAS, AXIOM III, Northeast, Axiom First, and the Sole Shareholder intend to enter into a tax-free reorganization as hereinafter set forth;

     WHEREAS, AXIOM III intends to issue 2,500,000 shares of its common stock (the "AXIOM III Shares") to the Sole Shareholder in exchange for twenty (20) shares of Axiom First's common stock (the "Massachusetts Shares") owned by the Sole Shareholder, representing one hundred percent (100%) of Axiom First's issued and outstanding shares on a fully diluted basis;

     WHEREAS, Axiom First owns one hundred percent (100%) of the issued and outstanding common stock of Axiom Second Corporation, a Massachusetts corporation ("Axiom Second");

     WHEREAS, Axiom Second owns a 3-story, 7-unit apartment house located at 80 Cochran Street in Chicopee, Massachusetts;

     WHEREAS, AXIOM III intends to use its best efforts to file and have declared effective a Form SB-2 registration statement and to have its common stock listed on the Over-the-Counter Bulletin Board;

     WHEREAS, AXIOM III, Northeast, Axiom First and the Sole Shareholder intend to enter into various additional agreements as part of this arrangement, all of which are set forth herein.

     NOW,  THEREFORE,  the  parties  agree  as  follows:

Section  1.     Exchange  of  Shares.
-------------------------------------

1.1     Issuance  and  Exchange  of  theAXIOM  III  Shares.  Upon  the terms and
        --------------------------------------------------
subject to the conditions of this Agreement, at the Closing (as hereinafter defined) AXIOM III will transfer to the Sole Shareholder the AXIOM III Shares, subject to the conditions in Section 5 hereof.

1.2     Exchange  of theMassachusetts Shares.  Upon the terms and subject to the
        ------------------------------------
conditions of this Agreement, at the Closing the Sole Shareholder will transfer to AXIOM III the Massachusetts Shares, subject to the conditions in Section 5 hereof.

1.3     Closing.  The  closing  (the  "Closing") of the exchange of shares shall
        -------
take  place  at  12:00  Noon,  local  time  on  or  before  July 5, 2004, after:

(i) The approval of the execution, delivery and performance of this Agreement by the Boards of Directors and shareholders of AXIOM III and Axiom First.
(ii) Compliance with any requirements by any commission or government agency applicable to the exchange of the shares.

The Closing shall occur at AXIOM III's offices, or at such other place as the parties shall agree. At the Closing, AXIOM III will deliver, or cause to be delivered, to the Sole Shareholder the AXIOM III Share certificate, and the Sole Shareholder will deliver, or cause to be delivered, to AXIOM III the Massachusetts Shares certificate.

Section  2.     Representations  and  Warranties  of AXIOM  III  and Northeast.
----------      -------------------------------------------------------------

     AXIOM III and Northeast, jointly and severally, hereby represent and warrant to Axiom First and the Sole Shareholder, as follows:

2.1     Organization.  AXIOM  III  is  a  corporation  duly  organized,  validly
        ------------
existing and in good standing under the laws of the State of Nevada, and has the corporate power to own its properties and to conduct its business as presently conducted.

2.2     Authority.  AXIOM III has all requisite corporate power and authority to
        ---------
enter into and perform its obligations under this Agreement. Subject to the approval of the Board of Directors of AXIOM III, the execution, delivery and performance of this Agreement by AXIOM III have been duly authorized and approved by all requisite corporate authority, and will not require any further authorization or consent of AXIOM III or the shareholders of AXIOM III. This Agreement constitutes the legal, valid and binding agreement of AXIOM III, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally, and subject to usual equity principles in the event that equitable remedies are sought.

2.3     No  Conflicts.  Neither the execution and delivery of this Agreement nor
        -------------
the consummation of the exchange of shares will conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default or an event of default under: the Articles of Incorporation or By-laws of AXIOM III; any contractual restriction contained in any instrument, agreement or mortgage (which is, individually, or in the aggregate, material to the consolidated financial condition of AXIOM III), to which AXIOM III is a party or any of its properties is subject or by which AXIOM III is bound; or any statute, other law or regulatory provision presently in effect and having applicability to it.

2.4     Ownership  of Shares.  AXIOM III has good title to the AXIOM III Shares,
        --------------------
free and clear of any lien, claim, encumbrance, option, right or other restriction of any kind.

Section  3.     Representations  and  Warranties  of Axiom  First  and
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The Sole Shareholder.
--------------------

Axiom First and the Sole Shareholder, jointly and severally, hereby represent and warrant to AXIOM III and Northeast, as follows:

3.1     Organization.  Axiom  First  is  a  corporation  duly organized, validly
        ------------
existing and in good standing under the laws of the State of Massachusetts, and has the corporate power to own its properties and to conduct its business as presently conducted.

3.2      Authority.  Axiom First has all requisite corporate power and authority
         ---------
to enter into and perform its obligations under this Agreement. Subject to the approval of the Board of Directors of Axiom First, the execution, delivery and performance of this Agreement by Axiom First have been duly authorized and approved by all requisite corporate authority, and will not require any further authorization or consent of Axiom First or the shareholders of Axiom First. This Agreement constitutes the legal, valid and binding agreement of Axiom First, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally, and subject to usual equity principles in the event that equitable remedies are sought.

3.3     No  Conflicts.  Neither the execution and delivery of this Agreement nor
        -------------
the consummation of the exchange of shares will conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default or an event of default under: the Articles of Incorporation or By-laws of Axiom First; any contractual restriction contained in any instrument, agreement or mortgage (which is, individually, or in the aggregate, material to the consolidated financial condition of Axiom First), to which Axiom First is a party or any of its properties is subject or by which Axiom First is bound; or any statute, other law or regulatory provision presently in effect and having applicability to it.

3.4     Ownership  of  Shares.  The  Sole  Shareholder  has  good  title  to the
        ---------------------
Massachusetts Shares, free and clear of any lien, claim, encumbrance, option, right or other restriction of any kind.

3.5     No Distribution.  The Sole Shareholder is acquiring the AXIOM III Shares
        ---------------
for his own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

3.6     Massachusetts  Share Percentage.  The Massachusetts Shares represent one
        -------------------------------
hundred percent (100%) of all of the issued and outstanding shares of common stock of Axiom First, calculated on a fully diluted basis.

3.7    Ownership  of Certain  Assets.  Axiom  First  owns  1000  shares of Axiom
        ----------------------------
Second Corporation, a Massachusetts corporation, which represents one hundred percent (100%) of all the issued and outstanding capital stock of Axiom Second. Axiom Second owns title to that certain 3-story, 7-unit apartment building located at 80 Cochran Street in Chicopee, Massachusetts, more fully described in the Quitclaim Deed dated June 12, 2003 recorded in Book 13348, page 114 of the Hampden County Massachusetts Registry of Deeds.

Section  4.     Other  Agreements.
---------------------------------

4.1    Registration  of  AXIOM  III  Shares.  AXIOM III hereby agrees to use its
       ------------------------------------
best efforts to file, or cause to be filed, a registration statement on Form SB-2 with the United States Securities and Exchange Commission as soon as practicable after the date of this agreement, and in no event later than 6 months after the date of this agreement. Such Form SB-2 will register the AXIOM III shares in the name of the Northeast Nominee Trust as a selling shareholder. Such Form SB-2 may also register the shares of other selling security holders in the same document, at the same time. After filing the Form SB-2, AXIOM III agrees to use its best efforts to respond to the SEC's comments and to cause the Form SB-2 to be declared effective.

4.2     AXIOM  III Stock Listing on the OTCBB.  AXIOM III agrees to use its best
        -------------------------------------
efforts to cause its common stock to become quoted for trading on the Over-the-Counter Bulletin Board trading system (OTCBB) within one year from the date of this agreement.

4.3     Governmental Approvals.  Each party hereby agrees that it shall take all
        ----------------------
steps reasonably necessary to obtain the written consent or approval of each and every other governmental agency, if any, whose consent or approval shall be required in order to permit the consummation of the transactions contemplated by this Agreement.

4.4     Further  Assurances.  Each  party  hereby  agrees  that it shall take or
        -------------------
cause  to  be  taken  such
other actions as may reasonably be required in order to consummate the transactions contemplated by this Agreement.

Section  5.     Certain  Conditions.
------------------------------------

5.1     Conditions to Closing.  The obligations of the parties to consummate the
        ---------------------
exchange of shares and the other transactions contemplated by this Agreement shall be subject to the following conditions.

(a) Representations and Warranties. The representations and warranties of the parties shall be true and complete in all material respects when made, and shall be true and complete on and as of the Closing.

(b) Board of Directors' and Shareholders' Approvals. The Board of Directors and shareholders of each of AXIOM III and Axiom First shall have approved the transactions contemplated by this Agreement.

(c) No Injunction. There shall not be in effect any order or injunction of any court of competent jurisdiction prohibiting the exchange of the shares.

Section  6.     Indemnification.
--------------------------------

(a)   Indemnification  by AXIOM  III  and Northeast.  AXIOM  III  and Northeast,
        --------------------------------------------
jointly and severally, will indemnify, defend, protect and hold harmless Axiom First and its officers, directors, employees, stockholders, agents, representatives and affiliates, including the Sole Shareholder, from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) incurred by any of such indemnified persons as a result of or arising from (i) any breach of the representations and warranties of AXIOM III and Northeast set forth herein, or
(ii) any breach or nonperformance of any covenant or agreement on the part of AXIOM III and Northeast under this Agreement.

(b)  Indemnification  by  Axiom  First  and  the  Sole  Shareholder. Axiom First
        ----------------------------------------------------------
and the Sole Shareholder, jointly and severally, will indemnify, defend, protect and hold harmless AXIOM III and its officers, directors, employees, stockholders, agents, representatives and affiliates, including Northeast, from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) incurred by any of such indemnified persons as a result of or arising from (i) any breach of the representations and warranties of Axiom First and the Sole Shareholder set forth herein, (ii) any breach or nonperformance of any covenant or agreement on the part of Axiom First and the Sole Shareholder under this Agreement or
(iii) any known or unknown liabilities of Axiom First or Axiom Second which may currently exist or may arise following the Closing for a period of one year.

Section  6.     Miscellaneous.
------------------------------

6.1     Termination.  This  Agreement  may  be  terminated  at any time prior to
        ------------
Closing by any party if Closing has not occurred on or prior to July 5, 2004. In the event of any termination of this Agreement as provided above, this Agreement shall forthwith become void and there shall be no liability on the part of any party to any other party.

6.2     Survival.  The  representations,  warranties  and  agreements  in  this
        --------
Agreement  shall  survive  the  Closing.

6.3     Expenses.  Each  party  will  pay its own expenses regardless of whether
        ---------
the  exchange  of  shares  hereunder  is  consummated.

6.4     Amendments.  This  Agreement  may  not  be modified, amended, altered or
        -----------
supplemented except upon the execution and delivery of a written agreement executed by the parties.

6.5     Notices.  Any  notices  and  other  communications hereunder shall be in
        --------
writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)     If  to  AXIOM  III:

            Axiom  III,  Inc.
            2341  Boston  Road
            Wilbraham,  MA  01095
            Attn:  Mr.  Duane  Bennett




(b)     If  to  Axiom  First:

            Axiom  First  Corporation
            2341  Boston  Road
            Wilbraham,  MA  01095
            Attn:  Mr.  Duane  Bennett

6.7     Other.   This  Agreement  (i)  constitutes  the  entire  agreement  and
        -----
supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof;
(ii) is not intended to confer upon any other person any rights or remedies hereunder; (iii) shall not be assigned by operation of law or otherwise; (iv) shall be governed in all respects, including validity, interpretation and effect , by the laws of the State of North Carolina, without giving effect to the principles of conflict of laws thereof. This Agreement may be executed in two or more counterparts which together shall constitute a single agreement. Fax copies of signatures shall be deemed to have the same force and effect as originals. The headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

6.8    Currency.  All  dollar  amounts  in  this Agreement are expressed in U.S.
       ---------
dollars.








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

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.


                         AXIOM  III,  INC.,  a  Nevada  corporation


                         By______________________________
                           Duane  Bennett
                           President


                         NORTHEAST  NOMINEE  TRUST


                         ________________________________
                         Duane  Bennett,  Trustee of the Northeast Nominee Trust



                         AXIOM  FIRST  CORPORATION,  a Massachusetts corporation


                         By_______________________________
                           Duane  Bennett
                           President


                         SOLE  SHAREHOLDER  OF  AXIOM  FIRST


                         By________________________________
                           Duane  Bennett
                           Trustee  of  the  Northeast  Nominee  Trust